BLACKROCK ETF TRUST

BlackRock Large Cap Value ETF

(the “Fund”)

Supplement dated March 14, 2024 to the Summary Prospectus and Prospectus of the Fund, dated November 28, 2023, as supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Tony DeSpirito and David Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. DeSpirito and Zhao have been Portfolio Managers of the Fund since May 2023.

The section of the Prospectus entitled “More Information About the Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Tony DeSpirito and David Zhao are jointly and primarily responsible for the day-to-day management of the Fund.

Tony DeSpirito has been with BlackRock since 2014. Mr. DeSpirito has been employed by BFA or its affiliates as a portfolio manager since 2014 and has been a Portfolio Manager of the Fund since May 2023.

David Zhao has been with BlackRock since 2016. Mr. Zhao has been employed by BFA or its affiliates as a portfolio manager since 2016 and has been a Portfolio Manager of the Fund since May 2023.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.